                                                          Annual Report
                                                     [MUNDER @VANTAGE FUND LOGO]

                                                                   JUNE 30, 2002

                                                                    "The Munder @Vantage Fund did not
                                                                    escape the negative returns
                                                                    experienced in the technology
                                                                    sector of the market. However, it
                                                                    did generate performance that was
                                                                    ahead of its benchmarks."

THE @VANTAGE FUND LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       As you know, the Munder @Vantage Fund is a closed-end interval fund, designed for investors with a long-term focus who wish to invest in the technology sector of the stock market. The Fund invests in technology-related companies of all sizes and at all stages of development, including start-up companies. It therefore holds both publicly traded equities and private equity investments.

       The past year has been a difficult one for stock investors. The S&P 500 Index had a -17.99% return for the 12-month period ending June 30, 2002. In part, the negative return was due to slowing economic growth during the earlier part of this period, exacerbated by the economic dislocations that resulted from the attacks of September 11. In response to a weaker economic environment, corporate earnings fell and stock prices followed. This cyclical pattern, however, was heightened by events that shook investors' confidence. In addition to concerns about future terrorism, a wave of corporate accounting scandals reduced the credibility of corporate management and created doubts about the accuracy of corporate balance sheets.

       Once again, the technology sector was one of the weakest sectors of the stock market. In contrast to the -17.99% return for the S&P 500 for the year ending June 30, the technology sector of the S&P posted a -31.76% return. While technology stocks rallied during the October through December quarter, generating strong absolute and relative returns, they lagged the broader stock market for the other three quarters of the Fund's fiscal year and for the year as a whole. Particularly hard hit were Internet-related stocks. While the Goldman Sachs Technology Composite fell by 42.39% for the year ending June 30, the Morgan Stanley Internet Index was down by an even larger 61.35%.

       There are a number of reasons why technology stocks have been so negatively impacted over the past year. The sector was still working off some of the valuation excesses that had occurred during the technology bubble. In addition, technology stocks are particularly sensitive to economic growth. As the economy weakened, technology spending fell significantly. In fact, 2001 was the first year of negative technology spending growth in the post-war era. Although technology growth is stabilizing, it is still well below its long-term trend of approximately 11% annual growth. According to a recent CIO Magazine Tech Poll, information technology budgets are projected to grow by approximately 7.3% over the next twelve months. Assuming that the increased technology spending materializes, it should have a positive impact on earnings, and therefore stock prices, in the technology sector.

       While technology funds can play an important role in a well-diversified portfolio, they are more volatile than the broader stock market and are most appropriate for investors with a long-term time horizon. The Munder @Vantage Fund did not escape the negative returns experienced in the technology sector of the market. However, it did generate performance that was ahead of its benchmarks.

       On the following pages, you will find information and commentary on the relative and absolute performance of the Munder @Vantage Fund for the one-year period ending June 30. If you have any questions about the Munder @Vantage Fund, please call your financial advisor. You may also contact us through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                II          Munder @Vantage Fund
                                IV          HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder @Vantage Fund
                                5           FINANCIAL STATEMENTS
                                8           FINANCIAL HIGHLIGHTS
                                9           NOTES TO FINANCIAL STATEMENTS
                                            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE STOCK MARKET
   The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunication services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.

   For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far East) had a return of -9.21% while the FTSE World Ex-U.S. Index had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.

   As the Fund's fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable, or downright fraudulent, accounting practices. The Securities and Exchange Commission (SEC) has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to a longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.

[PLEASE NOTE THAT IN THE FOLLOWING COMMENTARY, THE FUND IS COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER @VANTAGE FUND

FUND MANAGER: THE MUNDER @VANTAGE TEAM
   The Fund generated a return of -49.77% for the year ending June 30, 2002, compared to the -56.68% return for the Inter@ctive Week Internet Index and the -61.35% return for the Morgan Stanley Internet Index. While the Fund's performance reflected the extremely negative environment of the information technology segment of the market, the Fund's return for the year ending June 30 showed strength relative to its Internet benchmarks. Part of the Fund's relative

--------------------------------------------------------------------------------

strength was due to the cash held in the Fund in anticipation of future commitments to private equity investments. Part was due to the choice of Fund investments.

   As of June 30, the private equity component of the Fund represented 13.13% of the Fund's assets. Indirect venture capital investments represented 7.67% of its holdings. While this portion of our Fund did not escape the negative returns in the technology sector of the market, performance has shown relative strength. Our venture capital partners have called approximately 31% of our total committed capital, leaving ample funds available for additional investments at today's attractive valuation points. The largest indirect investment holding is a limited partnership interest in TechFarm Ventures, L.P. Tech Farm is an early stage venture capital fund that has investments in ten different start-up companies in the information technology industry. TechFarm Ventures is managed by semiconductor industry veteran, Gordon Campbell. We continue to believe that it will take another two to three years before our venture capital partners have fully deployed their committed capital and an average of five to seven years for a portfolio company to achieve liquidity. We are optimistic that our venture capital partners will be able to produce attractive returns for our shareholders.

   The private direct equity component of the Fund represented 5.46% of Fund assets, with holdings in Alacritech, Catena Networks and SeeCommerce. Alacritech, the largest direct private investment in the Fund, is a pioneer of transmission control protocol and internet protocol (TCP/ IP) offload engine technology for use within the storage and data networking industries. On June 24, 2002, Alacritech announced that it had secured five patents in the area of TCP/IP offload and acceleration. While each of our direct investment portfolio companies faces a difficult selling environment, we believe all of them are adequately funded to reach a projected break even level. We continue to monitor each company for progress against its plans. We are actively reviewing companies for future investments and continue to experience strong interest from companies who would like to have the Fund as a potential investor. Within the next several months, we expect to invest $500,000 to $1 million in an additional four to eight companies.

   During the last half of the fiscal year, we significantly increased the Fund's exposure to the dotcoms. This was due to a number of factors. First, we felt trends in consumer and business behavior were pointing to current and future growth for leading Internet companies. The continued growth in Internet usage is coming from increases in the number of users, the average number of minutes spent online and the number of activities performed online. Second, many Internet leaders with strong balance sheets and significant cash reserves were trading at compelling valuations. In addition, we saw significantly reduced competition from venture capital-backed startups as leaving the leading Internet companies with positive pricing power. Dotcom holdings include 1-800-Flowers.com, NetBank and NetScreen Technologies.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graph represents the performance of the Fund since its inception. The information contained in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

@VANTAGE FUND
                                       HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                 FUND - 4.00% FRONT-END                                  MORGAN STANLEY INTERNET
                                                          LOAD                      S&P 500#                     INDEX#
                                                 ----------------------             --------             -----------------------
10/17/00                                                 9600.00                    10000.00                    10000.00
                                                         9553.92                    10591.00                    10879.00
                                                         6377.28                     9756.01                     7065.58
                                                         6217.25                     9803.71                     5982.85
                                                         6677.34                    10151.50                     6672.78
                                                         5157.04                     9225.93                     4804.54
                                                         4192.84                     8641.47                     3520.29
                                                         4416.97                     9313.00                     4230.99
                                                         4224.92                     9375.39                     4239.31
6/30/01                                                  4260.20                     9147.20                     4075.14
                                                         3448.47                     9057.36                     3277.15
                                                         2812.23                     8490.37                     2495.78
                                                         2238.25                     7804.35                     1812.08
                                                         2682.54                     7953.41                     2298.35
                                                         3061.32                     8563.44                     2784.62
                                                         3324.90                     8638.79                     2880.21
                                                         3320.91                     8512.67                     2751.37
                                                         2793.88                     8348.37                     2304.58
                                                         3001.47                     8662.27                     2472.90
                                                         2646.69                     8137.34                     2026.12
                                                         2371.17                     8077.12                     1857.80
6/30/02                                                  2139.75                     7502.03                     1579.33

                                 GROWTH OF A $10,000 INVESTMENT
                      ----------------------------------------------------

                        WITH      WITHOUT         S&P       MORGAN STANLEY
                        LOAD         LOAD        500#      INTERNET INDEX#
------------------------------------------------------------------------------
@Vantage              $2,140*     $ 2,229      $7,502               $1,579

                                     AVERAGE ANNUAL TOTAL RETURNS
                       ---------------------------------------------------------
                                                                       SINCE
                                                        SINCE      INCEPTION
                        ONE YEAR      ONE YEAR      INCEPTION          W/OUT
                       WITH LOAD      W/O LOAD         W/LOAD           LOAD
---------------------  ---------------------------------------------------------
@Vantage               (51.76)%*      (49.77)%       (59.54)%*      (58.55)%

--------------------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 4.00%.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from eight Internet subsectors that are driving the growth of Internet usage.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2002
               -----------------------------------------------------------------

          SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 70.8%
                     BANKS -- 0.7%
          16,400     Net.B@ank, Inc. +                                                                     $    196,472
                                                                                                           ------------
                     COMMERCIAL SERVICES & SUPPLIES -- 0.4%
          20,000     DiamondCluster International, Inc. +                                                       119,600
                                                                                                           ------------
                     COMMUNICATIONS EQUIPMENT -- 11.3%
         296,100     Alvarion Ltd. +                                                                            544,824
          21,700     Brocade Communications Systems, Inc. +                                                     379,316
           7,000     Finisar Corporation +                                                                       16,590
          17,400     Netscreen Technologies, Inc. +                                                             159,732
         378,400     Redback Networks, Inc. +                                                                   677,336
          41,100     UTStarcom, Inc. +                                                                          828,987
          15,900     Wavecom SA, ADR +                                                                          648,720
                                                                                                           ------------
                                                                                                              3,255,505
                                                                                                           ------------

                     DIVERSIFIED FINANCIALS -- 3.2%
         168,300     E*TRADE Group, Inc. +                                                                      918,918
                                                                                                           ------------
                     INTERNET & CATALOG RETAIL -- 2.7%
          28,000     1-800-FLOWERS.COM, Inc. +                                                                  312,480
           2,700     Amazon.com, Inc. +                                                                          43,875
           6,800     eBay, Inc. +                                                                               419,016
                                                                                                           ------------
                                                                                                                775,371
                                                                                                           ------------
                     INTERNET SOFTWARE & SERVICES -- 38.3%
          16,400     Check Point Software Technologies Ltd. +                                                   222,384
         355,600     CNET Networks, Inc. +                                                                      707,644
          34,100     Digital Insight Corporation +                                                              560,945
         236,200     DoubleClick, Inc. +                                                                      1,712,450
          15,800     Expedia, Inc., Class A +                                                                   936,782
         296,200     InfoSpace, Inc. +                                                                          121,442
          36,000     Internet Security Systems, Inc. +                                                          472,320
         206,100     Multex.com, Inc. +                                                                         840,888
          77,000     Overture Services, Inc. +                                                                1,878,800
          30,600     Register.com, Inc. +                                                                       233,172
         268,800     SportsLine.com, Inc. +                                                                     276,864
          18,700     The TriZetto Group, Inc. +                                                                 159,885
          12,300     VeriSign, Inc. +                                                                            88,437
         268,500     Vicinity Corporation +                                                                     537,000
          13,300     WebEx Communications, Inc. +                                                               211,470
          38,500     webMethods, Inc. +                                                                         381,150
           5,500     Websense, Inc. +                                                                           140,635
         104,100     Yahoo!, Inc. +                                                                           1,536,516
                                                                                                           ------------
                                                                                                             11,018,784
                                                                                                           ------------


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2002
                                   (Continued)
               -----------------------------------------------------------------

          SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------
                     MEDIA -- 5.1%
          50,190     Cross Media Marketing Corporation +                                                   $    471,786
          13,000     Getty Images, Inc. +                                                                       283,010
          32,700     TMP Worldwide, Inc. +                                                                      703,050
                                                                                                           ------------
                                                                                                              1,457,846
                                                                                                           ------------

                     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.9%
           3,300     Broadcom Corporation, Class A +                                                             57,882
         125,000     LogicVision, Inc. +                                                                        668,750
         158,000     Multilink Technology Corporation +                                                          79,000
          17,600     PMC-Sierra, Inc. +                                                                         163,152
          20,000     RF Micro Devices, Inc. +                                                                   152,400
                                                                                                           ------------
                                                                                                              1,121,184
                                                                                                           ------------
                     SOFTWARE -- 5.2%
         163,300     Inktomi Corporation +                                                                      143,704
          10,000     Nassda Corporation +                                                                       123,700
          81,300     Precise Software Solutions Ltd. +                                                          776,415
          22,400     Veritas Software Corporation +                                                             443,296
                                                                                                           ------------
                                                                                                              1,487,115
                                                                                                           ------------

TOTAL COMMON STOCKS
   (Cost  $45,300,620)                                                                                       20,350,795
                                                                                                           ------------

LIMITED PARTNERSHIPS -- 8.0%
                     INFORMATION TECHNOLOGY -- 8.0%
         562,500     CenterPoint Ventures III +,**                                                              414,758
         650,000     NEA X Ltd. +,**                                                                            558,360
       1,250,000     Tech Farm Ventures L.P. +,**                                                               960,313
         300,000     Telesoft II +,**                                                                           214,816
         270,587     Trident Capital Fund V, L.P. +,**                                                          158,622
                                                                                                           ------------

TOTAL LIMITED PARTNERSHIPS
   (Cost  $2,992,982)                                                                                         2,306,869
                                                                                                           ------------

PREFERRED STOCKS -- 3.5%
                     COMMUNICATIONS EQUIPMENT -- 1.7%
         830,213     Catena Networks, Inc. +,**                                                                 498,128
                                                                                                           ------------

                     COMPUTERS & PERIPHERALS -- 1.5%
         444,444     Alacritech Information +,**                                                                413,333
                                                                                                           ------------

                     SOFTWARE -- 0.3%
         221,893     See Commerce +,**                                                                           86,538
                                                                                                           ------------

TOTAL PREFERRED STOCKS
   (Cost  $3,499,995)                                                                                           997,999
                                                                                                           ------------


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2002
                                   (Continued)
               -----------------------------------------------------------------

          SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0% #
   (Cost  $6,948)
                     INTERNET SOFTWARE & SERVICES -- 0.0% #
             422     Expedia, Inc.                                                                         $     12,238
                                                                                                           ------------

     PRINCIPAL
      AMOUNT
     ---------
REPURCHASE AGREEMENT -- 18.2%
   (Cost  $5,249,000)
$      5,249,000     Agreement with State Street Bank and Trust
                     Company,1.850% dated 06/28/2002, to be
                     repurchased at $5,249,809 on 07/01/2002,
                     collateralized by $4,840,000 U.S. Treasury Note,
                     6.000% maturing 08/15/2009 (value $5,354,250)                                            5,249,000
                                                                                                           ------------

TOTAL INVESTMENTS
   (Cost  $57,049,545*)                                                                   100.5%             28,916,901
OTHER ASSETS AND LIABILITIES (NET)                                                         (0.5)               (134,208)
                                                                                        -------            ------------
NET ASSETS                                                                                100.0%           $ 28,782,693
                                                                                        =======            ============


--------------------
*    Aggregate cost for Federal tax purposes is $57,016,033.
** Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002, these securities represent 11.5% of net assets.

                                 Acquisition    Acquisition                                     Acquisition   Acquisition
     Security                       Date            Cost         Security                          Date           Cost
     --------                       ----            ----         --------                          ----           ----
     Alacritech Information      12/13/2001        $1,000,000    See Commerce                   04/05/2001      $1,499,997
     Catena Networks, Inc.       01/18/2002         1,000,000    Tech Farm Ventures L.P.        12/19/2000         250,000
     CenterPoint Ventures III    03/07/2001           187,500                                   04/25/2001         250,000
                                 07/20/2001           187,000                                   07/27/2001         250,000
                                 10/15/2001           187,000                                   10/25/2001         250,000
     NEA X Ltd.                  10/26/2000           191,555                                   05/20/2002         250,000
                                 01/04/2001            95,777    Telesoft II                    03/16/2001         278,897
                                 07/27/2001            47,889    Trident Capital Fund V, L.P.   10/18/2001         200,000
                                 09/26/2001            95,777                                   06/26/2002          70,587
                                 01/16/2002           100,000
                                 04/23/2002           100,000



+    Non-income producing security.
#    Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depositary Receipt




                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2002
                                   (Continued)
               -----------------------------------------------------------------

At June 30, 2002, the country diversification of the Munder @Vantage Fund was as follows:


                                                                           % OF NET ASSETS                    VALUE
                                                                           ---------------                    -----
COMMON STOCKS:
     United States                                                                   63.1%             $ 18,158,452
     Israel                                                                           5.4                 1,543,623
     France                                                                           2.3                   648,720
                                                                                    -----              ------------
TOTAL COMMON STOCKS                                                                  70.8                20,350,795
LIMITED PARTNERSHIPS                                                                  8.0                 2,306,869
PREFERRED STOCK
     United States                                                                    3.5                   997,999
RIGHTS/WARRANTS                                                                       0.0#                   12,238
REPURCHASE AGREEMENT                                                                 18.2                 5,249,000
                                                                                    -----              ------------

TOTAL INVESTMENTS                                                                   100.5                28,916,901
OTHER ASSETS AND LIABILITIES (NET)                                                   (0.5)                 (134,208)
                                                                                    -----              ------------

NET ASSETS                                                                          100.0%             $ 28,782,693
                                                                                    =====              ============


--------------------
# Amount represents less than 0.1% of net assets.



                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Statement of Assets and Liabilities, June 30, 2002
               -----------------------------------------------------------------

ASSETS:
Investments at Value: (Cost $57,049,545)
    See accompanying schedules:
       Securities.......................................................................               $     23,667,901
       Repurchase agreement.............................................................                      5,249,000
                                                                                                       ----------------
Total Investments.......................................................................                     28,916,901
Cash....................................................................................                             40
Receivable from investment advisor......................................................                         20,019
Interest receivable.....................................................................                            809
Prepaid expenses........................................................................                          1,297
                                                                                                       ----------------
    Total Assets........................................................................                     28,939,066
                                                                                                       ----------------

LIABILITIES:
Investment advisory fees payable........................................................                         49,450
Trustees' fees and expenses payable.....................................................                         23,415
Transfer agency/record keeping fees payable.............................................                         21,035
Distribution fees payable...............................................................                         12,562
Payable for investment securities purchased.............................................                          3,855
Custody fees payable....................................................................                          3,713
Administration fees payable.............................................................                          3,298
Accrued expenses and other payables.....................................................                         39,045
                                                                                                       ----------------
    Total Liabilities...................................................................                        156,373
                                                                                                       ----------------

NET ASSETS..............................................................................               $     28,782,693
                                                                                                       ================


NET ASSETS consist of:
Accumulated net investment loss.........................................................                         (5,279)
Accumulated net realized loss on investments sold.......................................                    (95,508,103)
Net unrealized depreciation of investments..............................................                    (28,132,644)
Par value...............................................................................                         53,769
Paid-in capital in excess of par value..................................................                    152,374,950
                                                                                                       ----------------
Total Net Assets........................................................................               $     28,782,693
                                                                                                       ================

NET ASSET VALUE
    ($28,782,693 / 5,376,888 shares of common stock outstanding)........................               $           5.35
                                                                                                       ================


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Statement of Operations, Year Ended June 30, 2002
               -----------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................................               $        268,578
Dividends...............................................................................                        141,217
                                                                                                       ----------------
    Total investment income.............................................................                        409,795
                                                                                                       ----------------

EXPENSES:
Investment advisory fees................................................................                        871,579
Transfer agency/record keeping fees.....................................................                        237,560
Shareholder servicing fees..............................................................                        217,895
Administration fees.....................................................................                         50,025
Accrued Trustees' fees and expenses.....................................................                         40,296
Legal and audit fees....................................................................                         28,770
Custody fees............................................................................                         16,382
Other...................................................................................                         17,344
                                                                                                       ----------------
       Total Expenses...................................................................                      1,479,851
                                                                                                       ----------------
Expenses reimbursed by investment advisor...............................................                       (172,309)
                                                                                                       -----------------
       Net Expenses.....................................................................                      1,307,542
                                                                                                       ----------------

NET INVESTMENT LOSS.....................................................................                       (897,747)
                                                                                                       -----------------


NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions............................................                    (23,981,586)
Net realized gain from options written..................................................                          4,750
Net change in unrealized appreciation/(depreciation) of securities......................                     (7,645,160)
                                                                                                       -----------------
Net realized and unrealized loss on investments.........................................                    (31,621,996)
                                                                                                       -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................               $    (32,519,743)
                                                                                                       ================






                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Statements of Changes in Net Assets
               -----------------------------------------------------------------

                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                          6/30/02          6/30/01 (a)
                                                                                          -------------    ------------

Net investment loss...................................................................    $    (897,747)   $   (731,349)
Net realized loss on investments sold.................................................      (23,976,836)    (71,585,152)
Net change in unrealized appreciation/(depreciation) of investments ..................       (7,645,160)    (20,487,484)
Net decrease in net assets resulting from operations..................................      (32,519,743)    (92,803,985)

Net increase/(decrease) in net assets from Fund share transactions....................      (10,322,490)    164,428,911

Net increase/(decrease) in net assets.................................................      (42,842,233)     71,624,926

NET ASSETS:
Beginning of period...................................................................       71,624,926              --
                                                                                          -------------    ------------
End of period.........................................................................    $  28,782,693    $ 71,624,926
                                                                                          =============    ============
Accumulated net investment loss.......................................................    $      (5,279)   $         --
                                                                                          =============    ============



--------------------
(a) The Munder @Vantage Fund commenced operations on October 17, 2000.


                       See Notes to Financial Statements.

    Munder @Vantage Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
    ----------------------------------------------------------------------------

                                                                                             YEAR               PERIOD
                                                                                             ENDED              ENDED
                                                                                             6/30/02            6/30/01
                                                                                             --------------------------
Net asset value, beginning of period...............................................          $ 10.65            $ 24.00
                                                                                             -------            -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss................................................................            (0.17)             (0.11)
Net realized and unrealized loss on investments....................................            (5.13)            (13.15)
                                                                                             -------             ------
Total from investment operations...................................................            (5.30)            (13.26)
                                                                                             -------             ------
DECREASE FROM INVESTMENT OPERATIONS:
Offering costs.....................................................................               --              (0.09)
                                                                                             -------             ------
Net decrease in net asset value....................................................            (5.30)            (13.35)
                                                                                             -------             ------
Net asset value, end of period.....................................................          $  5.35            $ 10.65
                                                                                             =======            =======
TOTAL RETURN (b)...................................................................           (49.77)%           (55.63)%
                                                                                             =======            =======


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................................          $28,783            $71,625
Ratio of operating expenses to average net assets..................................             3.00%              3.00%(c)
Ratio of net investment loss to average net assets.................................            (2.06)%            (1.03)%(c)
Portfolio turnover rate............................................................               60%                95%
Ratio of operating expenses to average net assets
     without expense reimbursements................................................             3.40%              3.15%(c)


-------------
(a)  The Munder @Vantage Fund commenced operations on October 17, 2000.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
               -----------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder @Vantage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, and was organized as a Delaware business trust on April 7, 2000. The Fund commenced operations on October 17, 2000. The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end management investment company and was organized as a Massachusetts business trust on October 30, 1996. St. Clair Funds, Inc. ("St. Clair") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Maryland corporation on May 23, 1984. MFI, MFT, Framlington, @Vantage and St. Clair (collectively the "Munder Funds") consist of 37 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder @Vantage Fund. The financial statements for the remaining funds of MFI, MFT, Framlington and St. Clair are presented in separate reports.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (including financial futures, if any) are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses resulting from changes in foreign currency exchange rates are included in the net change in unrealized appreciation/(depreciation) of foreign currency. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses from security transactions.

     Forward Foreign Currency Exchange Contracts: The Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the daily exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as unrealized appreciation/(depreciation) of foreign currency. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Options: The Fund may write put or call options on securities it owns or has the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When the Fund purchases an option, the premium paid by the Fund is recorded as an asset. When the Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 10% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income, if any, is reflected as Securities Lending income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     As determined on June 30, 2002, permanent differences resulting primarily from different book and tax accounting for organizational costs, net operating losses and currency gains and losses were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 2.00% of the value of the Fund's average daily net assets.

     Effective June 1, 2002, the Advisor became the administrator for the Fund. In its capacity as administrator, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of the Fund and all of the Funds of MFI, MFT, Framlington, and the Liquidity Plus Money Market Fund, a portfolio of St. Clair as follows:

Aggregate Net Assets                                          Fee
--------------------                                          ---
First $2.8 billion                                            0.141%
Next $2.2 billion                                             0.131%
Next $5.0 billion                                             0.129%
Next $2.5 billion                                             0.080%
Thereafter                                                    0.070%


     In its capacity as administrator, the Advisor is also entitled to receive a fee from the Institutional Fund portfolios of St. Clair based on their aggregate average daily net assets.

     For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from the Fund, MFI, MFT, Framlington and St. Clair for its services as administrator, after payment of sub-administrator fees to the Funds' sub-administrators. For the year ended, June 30, 2002, the Advisor earned $2,187 (after payment of sub-administration fees) for its administrative services to the Fund.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

     The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund. The amount reimbursed during the year ended June 30, 2002 totaled $172,309.

     Each Trustee of the Fund is paid an annual retainer of $4,000 plus out-of-pocket expenses related to such attendance at Board and Committee meetings. Each Director/Trustee of MFI, MFT, Framlington and St. Clair is paid an aggregate fee for services provided as a Board member. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds and the obligations of the Fund, MFI, MFT, Framlington and St. Clair to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor or Comerica, Inc. ("Comerica") receives any compensation from the Fund. Comerica, through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor.

3.   SHAREHOLDER SERVICING PLAN

     The Fund has a Shareholder Servicing Plan (the "Plan") under which the Fund pays brokers and dealers a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers.

     Comerica Bank is among the Service Organizations who receive fees from the Fund under the Plan. For the year ended June 30, 2002, the Fund paid $150 to Comerica Bank for shareholder services provided to shareholders.

4.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $27,587,671 and 20,029,363, respectively, for the year ended June 30, 2002.

     At June 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $182,193 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $28,281,325 and net depreciation on a tax basis was $28,099,132.

     For the year ended June 30, 2002, the Fund had the following written covered call option contracts:

                                                                     NUMBER OF CONTRACTS             PREMIUM AMOUNT
                                                                     -------------------             --------------
     Beginning of period....................................                          --                         --
     Written during the period..............................                         450                   $ 19,349
     Expired during the period..............................                        (250)                    (4,750)
     Exercised during the period............................                        (200)                   (14,599)
                                                                                --------                   --------
     Balance at end of period...............................                          --                   $     --
                                                                                ========                   ========

5.   COMMON STOCK

     At June 30, 2002, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

     Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

     Quarterly repurchase offers commence each January, April, July, and October; and will be completed in the following month.

     Changes in common stock for the Fund were as follows:

                                                          YEAR ENDED                         PERIOD ENDED
                                                           6/30/02                           6/30/01 (a)
                                                 ---------------------------         --------------------------
                                                     SHARES           AMOUNT            SHARES           AMOUNT
                                                     ------           ------            ------           ------
     Sold.....................................           --               --         7,057,777      $168,739,903  (b)
     Redeemed.................................   (1,345,488)    $(10,322,490)         (335,401)       (4,310,992)
                                                 ----------     ------------         ---------      ------------
     Net increase/(decrease)..................   (1,345,488)    $(10,322,490)        6,722,376      $164,428,911
                                                 ==========     ============         =========      ============


(a)  The Munder @Vantage Fund commenced operations on October 17, 2000.
(b)  Net of offering costs of $643,601.

6.   INDUSTRY CONCENTRATION

     The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

     The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an IPO within a period of several months to several years form the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. The Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

7.   REVOLVING LINE OF CREDIT

     Effective December 19, 2001, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the Fund's total assets. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the year ended June 30, 2002, the Fund did not utilize the revolving line of credit and total commitment fees were $707.

8.   COMMITMENTS

     The Fund invests in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2002, the Fund has a total commitment to contribute $6,378,646 to various issuers when and if required.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

9.   DISTRIBUTIONS TO SHAREHOLDERS

    At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

      Post October Loss/               Unrealized
    Capital Loss Carryover            Depreciation                  Total
    ----------------------            ------------             --------------
        $(95,541,615)                 $(28,099,132)            $(123,640,747)

     The differences between book and tax distributable earnings are primarily due to wash sales.

10.  INCOME TAX INFORMATION

     As determined at June 30, 2002, the Fund had available for Federal income tax purposes, an unused capital loss carryover of $76,651,606, which will expire in 2010.

     Certain losses realized after October 31, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2001 and June 30, 2002 of $18,890,009.

11.  PORTFOLIO MANAGERS

     Effective November 5, 2001, Munder Capital Management adopted a team approach to management for the Fund in which various members of the Advisor's technology team participate in making investment decisions for the Fund.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

12.  TRUSTEES AND OFFICERS (UNAUDITED)

     The trustees and executive officers and their business addresses, ages and principal occupations during the past five years are as set forth in the table below. A trustee is deemed to be a "Non-Interested Trustee" to the extent the trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
NAME,                                                                                         COMPLEX     OTHER
ADDRESS                    POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN    DIRECTORSHIPS
AND AGE                    WITH @VANTAGE   LENGTH OF TIME SERVED  DURING PAST 5 YEARS         BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Charles W. Elliott         Trustee and     Indefinite*            Consultant, self-employed   37          Director,
c/o The Munder Funds       Chairman        since 8/00             (July 1995 to present);                 Steelcase
480 Pierce Street                                                 Senior Advisor to the                   Financial
Suite 300                                                         President, Western                      Corporation
Birmingham, MI 48009                                              Michigan University (July               (furniture
Age 70.                                                           1995 through December                   leasing) (since
                                                                  1998); Director/Trustee                 1995).
                                                                  and Chairman of The
                                                                  Munder Funds (5 fund
                                                                  groups); Director, Enesco
                                                                  Corp. (producer of gifts
                                                                  and collectibles) (1995
                                                                  to 1999).

John Rakolta, Jr.          Trustee and     Indefinite*            Chairman and Chief          37          None
c/o The Munder Funds       Vice Chairman   since 8/00             Executive Officer,
480 Pierce Street                                                 Walbridge Aldinger
Suite 300                                                         Company (construction
Birmingham, MI 48009                                              company) (1991 to
Age 54.                                                           present);
                                                                  Director/Trustee and Vice
                                                                  Chairman of The Munder
                                                                  Funds (5 fund groups).

David J. Brophy            Trustee         Indefinite*            Professor of Finance,       37          Director, River
1025 Martin Place                          since 8/00             University of                           Place Financial
Ann Arbor, MI 48104                                               Michigan-Business School                Corporation
Age 65.                                                           (since August 1966);                    (private
                                                                  Director/Trustee of The                 banking
                                                                  Munder Funds (5 fund                    company) (since
                                                                  groups).                                1982) and
                                                                                                          Director,
                                                                                                          DirectPlacement,
                                                                                                          Inc. (financial
                                                                                                          technology
                                                                                                          company) (since
                                                                                                          February 2002).

-----------------
*A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of @Vantage, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
NAME,                                                                                         COMPLEX     OTHER
ADDRESS                    POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN    DIRECTORSHIPS
AND AGE                    WITH @VANTAGE   LENGTH OF TIME SERVED  DURING PAST 5 YEARS         BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

Dr. Joseph E. Champagne    Trustee         Indefinite*            Vice President, Macomb      37          Chairman of
c/o The Munder Funds                       since 8/00             College (since 2001);                   Board of
480 Pierce Street                                                 Dean, Macomb College                    Directors, Ross
Suite 300                                                         (since September 1997);                 Controls of
Birmingham, MI 48009                                              Director/Trustee of The                 Troy, Michigan
Age 63.                                                           Munder Funds (5 fund                    (manufacturing
                                                                  groups).                                and engineering
                                                                                                          corporation)
                                                                                                          (since
                                                                                                          April
                                                                                                          1989);
                                                                                                          Trustee,
                                                                                                          Lawrence
                                                                                                          Technological
                                                                                                          University
                                                                                                          (since
                                                                                                          2000).

Thomas D. Eckert           Trustee         Indefinite*            Director, President and     37          None
c/o The Munder Funds                       since 8/00             Chief Executive Officer,
480 Pierce Street                                                 Capital Automotive REIT
Suite 300                                                         (real estate investment
Birmingham, MI 48009                                              trust specializing in
Age 53.                                                           retail automotive
                                                                  properties)
                                                                  (since October 1997);
                                                                  Director/Trustee of The
                                                                  Munder Funds (5 fund
                                                                  groups); President,
                                                                  Mid-Atlantic Region of
                                                                  Pulte Home Corporation
                                                                  (developer of residential
                                                                  land and construction
                                                                  of housing units) (August
                                                                  1983 to October 1997);
                                                                  Director, FBR Group-Funds
                                                                  (June 1996 to October
                                                                  1997); Director, Celotex
                                                                  Corp. (manufacturer
                                                                  and supplier
                                                                  of insulation) (April
                                                                  1997 to November 2000);
                                                                  Director, PHM Mortgage
                                                                  (May 1996 to October
                                                                  1997).

Dr. Arthur T. Porter       Trustee         Indefinite*            President and Chief         37          None
3990 John R.                               since 2/01             Executive Officer of the
Detroit, MI 48201                                                 Detroit Medical Center
Age 45.                                                           (March 1999 to present);
                                                                  Professor with Tenure and
                                                                  Chairman of Radiation
                                                                  Oncology of Wayne State
                                                                  University School of
                                                                  Medicine (March 1991 to
                                                                  March 1999);
                                                                  Director/Trustee of The
                                                                  Munder Funds (5 fund
                                                                  groups).

-----------------
*A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of @Vantage, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
NAME,                                                                                         COMPLEX     OTHER
ADDRESS                    POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN    DIRECTORSHIPS
AND AGE                    WITH @VANTAGE   LENGTH OF TIME SERVED  DURING PAST 5 YEARS         BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Michael T. Monahan+        Trustee         Indefinite*            President of Monahan        37          Director,
3707 West Maple Rd.                        since 8/00             Enterprises, LLC                        Jacobson
Suite 102                                                         (consulting company)                    Stores, Inc.
Bloomfield Hills, MI                                              (June 1999 to present);                 (department
48301                                                             Chairman of Munder                      store) (June
Age 63.                                                           Capital Management                      1990 to July
                                                                  (investment advisor)                    2002);
                                                                  (October 1999 to December               Director, Hertz
                                                                  2000); Chief Executive                  Corporation
                                                                  Officer of Munder Capital               (rental car
                                                                  Management (October 1999                company)
                                                                  to December 1999);                      (October 1997
                                                                  President of Comerica                   to March 2001).
                                                                  Incorporated (bank
                                                                  holding company) (June
                                                                  1992 to June 1999);
                                                                  Director/Trustee of The
                                                                  Munder Funds (5 fund
                                                                  groups); Director,
                                                                  Comerica Incorporated
                                                                  (June 1993 to June 1999).

NAME,
ADDRESS                    POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)
AND AGE                    WITH @VANTAGE   LENGTH OF TIME SERVED  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

James C. Robinson          President       through 2/03           Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street                          since 8/00             Management (investment advisor) (January 2000 to
Suite 300                                                         present); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                                              Munder Capital Management (January 1990 to January
Age 40.                                                           2000); President of The Munder Funds (5 fund groups).

Stephen J. Shenkenberg     Vice            through 2/03           General Counsel to Munder Capital Management
480 Pierce Street          President and   since 8/00             (investment advisor) (July 2000 to present); Deputy
Suite 300                  Secretary                              General Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009                                              (investment advisor) (November 1996 to July 2000); Vice
Age 44.                                                           President and Secretary of The Munder Funds (5 fund
                                                                  groups).

-----------------
*A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of @Vantage, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.
+Mr. Monahan is an "interested trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Fund's advisor.

               Munder @Vantage Fund
                      Notes To Financial Statements, June 30, 2002
                               (Continued)
               -----------------------------------------------------------------

NAME,
ADDRESS                    POSITION(S)     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)
AND AGE                    WITH @VANTAGE   LENGTH OF TIME SERVED  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
Elyse G. Essick            Vice            through 2/03           Chief Marketing Officer of Munder Capital Management
480 Pierce Street          President       since 8/00             (investment advisor)(September 1988 to present); Vice
Suite 300                                                          President of The Munder Funds (5 fund groups).
Birmingham, MI 48009
Age 43.

Peter K. Hoglund           Vice            through 2/03           Chief Administration Officer of Munder Capital
480 Pierce Street          President       since 2/01             Management (investment advisor) (May 2000 to present);
Suite 300                                                         Associate of Heartland Industrial Partners (a private
Birmingham, MI 48009                                              equity group) (October 1999 to May 2000); Sr. Portfolio
Age 35.                                                           Manager of Munder Capital Management (January 1995 to
                                                                  October 1999); Vice President of The Munder Funds (5
                                                                  fund groups).

Cherie Ugorowski           Treasurer       through 2/03           Controller of Munder Capital Management (investment
480 Pierce Street                          since 8/01             advisor) (June 2001 to present); Corporate Accounting
Suite 300                                                         Manager, DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                                              manufacturer) (September 1999 to June 2001); Manager,
Age 33.                                                           Audit and Business Advisory Practice, Arthur Andersen
                                                                  LLP (September 1990 to September 1999); Treasurer of
                                                                  The Munder Funds (5 fund groups).

David Rumph                Assistant       through 2/03           Analyst of Munder Capital Management (investment
480 Pierce Street          Treasurer       since 8/01             advisor) (April 2001 to present); Analyst, Controller's
Suite 300                                                         Group, Delphi Automotive Corp. (automotive supplier)
Birmingham, MI 48009                                              (June 1999 to April 2001); Manager, Mutual Fund
Age 30.                                                           Operations, Banc One (April 1997 to June 1999); Audit
                                                                  Senior, Arthur Andersen LLP (September 1993 to April
                                                                  1997); Assistant Treasurer of The Munder Funds (5 fund
                                                                  groups).

Bradford E. Smith          Assistant       through 2/03           Director of Mutual Fund Operations of Munder Capital
480 Pierce Street          Treasurer       since 8/00             Management (investment advisor) (March 2001 to
Suite 300                                                         present); Manager of Mutual Fund Operations of Munder
Birmingham, MI 48009                                              Capital Management (March 2000 to present);
Age 30.                                                           Administrator of Mutual Fund Operations of Munder
                                                                  Capital Management (August 1999 to February 2000);
                                                                  Assistant Vice President, Madison Mosaic, LLC (advisor
                                                                  to the Mosaic Funds) (September 1998 to July 1999);
                                                                  Assistant Director of Shareholder Service, Madison
                                                                  Mosaic, LLC (advisor to the Mosaic Funds) (April 1997 to
                                                                  August 1998); Cash Manager, GIT Funds (n.k.a. Mosaic
                                                                  Funds); (June 1996 to March 1997); Assistant Treasurer
                                                                  of The Munder Funds (5 fund groups).

Melanie Mayo West          Assistant       through 2/03           Associate General Counsel of Munder Capital Management
480 Pierce Street          Secretary       since 2/02             (investment advisor) (November 2001 to present);
Suite 300                                                         Associate, Dykema Gossett PLLC (law firm) (August 1998
Birmingham, MI 48009                                              to November 2001); Associate, Hertz, Schram & Saretsky,
Age 35.                                                           P.C. (law firm) (March 1998 to August 1998); Associate,
                                                                  Howard & Howard Attorneys, P.C. (law firm) (May 1995 to
                                                                  March 1998); Assistant Secretary of The Munder Funds (5
                                                                  fund groups).

Mary Ann Shumaker          Assistant       through 2/03           Associate General Counsel of Munder Capital Management
480 Pierce Street          Secretary       since 8/00             (investment advisor) (March 1998 to present);
Suite 300                                                         Associate, Miro Weiner & Kramer (law firm) (September
Birmingham, MI 48009                                              1991 to July 1997); Assistant Secretary of The Munder
Age 47.                                                           Funds (5 fund groups).



The SAI for @Vantage includes additional information about Fund trustees and is available, without charge, upon request, by calling (800) 438-5789.

                Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Munder @Vantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Munder @Vantage Fund (the "Fund"), as of June 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 17, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder @Vantage Fund at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from October 17, 2000 (commencement of operations) to June 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernest & Young LLP



Boston, Massachusetts
August 14, 2002

                      [This Page Intentionally Left Blank]

                                                           THE MUNDER @VANTAGE
                                                           FUND

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANN@VAN0602

INVESTMENT ADVISOR: Munder Capital Management